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                                                                    EXHIBIT 99.3

                                                               EXECUTION VERSION

                         STANDSTILL AND VOTING AGREEMENT

         This AGREEMENT, dated as of May 17, 2002 (the "Agreement"), is by and between FairMarket, Inc., a Delaware corporation ("FairMarket"), and eBay Inc., a Delaware corporation (the "Investor").

         WHEREAS, FairMarket and the Investor are simultaneously entering into a certain Series B Preferred Stock Purchase Agreement date as of the date hereof (the "Purchase Agreement"), whereby the Investor has agreed to purchase 952,380 shares (the "Shares") of Series B Preferred Stock, $.001 par value per share (the "Preferred Stock") of FairMarket which is, among other things, convertible into shares of common stock, $.001 par value per share (the "Common Stock"), of FairMarket.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        DEFINED TERMS.

         For purposes of this Agreement, the term "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Agreement, the terms "beneficial owner" and "beneficially own" shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act except that a person shall also be deemed to be the beneficial owner of all shares of Preferred Stock and/or Common Stock which such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional. The term Shares shall also include any shares of Common Stock that the Investor may receive or does receive upon the conversion of the Shares pursuant to their terms.

SECTION 2.        VOTING.

         (a) 2002 ANNUAL MEETING. The Investor shall cause all shares of Preferred Stock and Common Stock beneficially owned by it, and/or its Affiliates or Associates, as of the record date for the 2002 annual meeting of stockholders of FairMarket, to be present for quorum purposes and to be voted in favor of (i) FairMarket's nominees for directors at such annual meeting or at any adjournments or postponements thereof, and (ii) FairMarket's proposals at such meeting or any adjournments or postponements thereof.

         (b) OTHER MEETINGS. During the Standstill Period (as defined below), the Investor shall cause all shares of Preferred Stock and Common Stock beneficially owned by it, and/or its Affiliates or Associates, as of the record date for any other meeting of stockholders of
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FairMarket, to be present for quorum purposes and to be voted in favor of (i)
FairMarket's nominees for directors at such meeting or at any adjournments or postponements thereof, and (ii) FairMarket's proposals at such meeting or any adjournments or postponements thereof.

         (c) FURTHER ASSURANCES. The Investor further agree to take all action necessary to carry out the intention of this Section 2, including, without limitation, delivering to FairMarket executed proxies naming the proxies appointed by FairMarket for all shares of Preferred Stock and Common Stock beneficially owned by the Investor and/or its Affiliates or Associates as of the record dates for the aforementioned meetings of stockholders.

SECTION 3.        ACQUISITION OF STOCK.

         Investor covenants and agrees that, from and after the date hereof and until the expiration of the Standstill Period, neither it nor any of its Affiliates or Associates will, without the prior written consent of FairMarket specifically expressed in a vote adopted by the Board of Directors of FairMarket (the "Board"), directly or indirectly, purchase or cause to be purchased or otherwise acquire or agree to acquire, or become or agree to become the beneficial owner of, any other securities (other than the Shares) issued by FairMarket, or any securities convertible into or exchangeable for Common Stock or any other equity securities of FairMarket, if in any such case immediately after the taking of such action Investor and its Affiliates and Associates would, in the aggregate, beneficially own more than 14.9% of the then outstanding shares of Common Stock.

SECTION 4.        STANDSTILL ARRANGEMENTS.

         Investor agrees that, during the period from the date of this Agreement until June 1, 2003 (the "Standstill Period"), neither it nor any of its Affiliates or Associates will, without the written consent of FairMarket, directly or indirectly, solicit, request, advise, assist or encourage others to:

         (a) solicit proxies or written consents of stockholders with respect to Preferred Stock and/or Common Stock under any circumstances, or make, or in any way participate in, any "solicitation" of any "proxy" to vote any shares of Preferred Stock and/or Common Stock, or become a "participant" in any contested solicitation for the election of directors with respect to FairMarket (as such terms are defined or used in Rules 14a-1 and Item 4 of Schedule 14A under the Exchange Act), or seek to advise or influence any person with respect to the voting, holding or disposition of any shares of Preferred Stock and/or Common Stock;

         (b) seek to call, or to request the call of, a special meeting of the stockholders of FairMarket, or seek to make, or make, a stockholder proposal at any meeting of the stockholders of FairMarket, or seek to make, or make, any nomination for election of a director to the Board or make a request for a list of FairMarket's stockholders;

         (c) commence or announce any intention to commence any tender offer for any shares of Common Stock, or file with or send to the SEC a Schedule 13D or any amendments to any Schedule 13D under the Exchange Act with respect to the Common Stock to reflect changes to the disclosures set forth therein and exhibits filed therewith, except to the extent such filing is solely to report one or a combination of (i) purchases of Common Stock permitted by this


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Agreement, or (ii) dispositions of Common Stock (including dispositions that reduce the Investor' beneficial ownership below 5%). In addition, the Investor may file a Schedule 13D to comply with amendments after the date hereof to
Section 13(d) of the Exchange Act, to the rules promulgated thereunder, or to the SEC's interpretation of either of the foregoing (it being understood that nothing contained in this Section 4(c) shall be deemed to permit any action or disclosure that is otherwise prohibited by this Agreement);

         (d) make a proposal or bid with respect to, or announce any intention or desire to make, or publicly make or disclose, cause to be made or disclosed publicly, any proposal or bid with respect to, the acquisition of any substantial portion of the assets of FairMarket or of all or any portion of the outstanding Common Stock, or any merger, consolidation, other business combination, restructuring, recapitalization, liquidation or other extraordinary transaction involving FairMarket, or arrange for or in any way participate in the financing of or for any transaction referred to above; or

         (e) publicly disclose, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of media) of, any request, or otherwise seek (in any manner that would require public disclosure by any of the Investor or its Affiliates or Associates), to obtain any waiver or consent under, or any amendment of, any provision of this Agreement.

SECTION 5.        PRESS RELEASES AND OTHER PUBLIC STATEMENTS.

         During the Standstill Period, the Investor agrees, subject to the requirements of applicable federal securities laws, to provide to FairMarket an opportunity to review and comment on any press release, public filing, or letter to FairMarket's stockholders containing statements about FairMarket, prior to its public release.

SECTION 6.        REMEDIES.

         (a) Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with such remedy are hereby waived.

         (b) The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby or any document referred to herein shall be brought solely and exclusively in the courts of the State of Delaware and/or the courts of The United States of America located in the State of Delaware (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in
Section 10 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties


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irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or The United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

SECTION 7.        FALL AWAY PROVISION.

         Notwithstanding anything to the contrary contained in this Agreement, if, at any time during the Standstill Period, a third party that is not the Investor nor an Affiliate nor an Associate of the Investor (a) commences a tender offer for at least fifty percent (50%) of the outstanding capital stock of FairMarket, (b) commences a proxy contest with respect to election of any directors of FairMarket, or (c) enters into an agreement with FairMarket contemplating the acquisition (by way of merger, tender offer or otherwise) of at least fifty percent (50%) of the outstanding capital stock of FairMarket or all or substantially all of FairMarket's assets, then (in any such cases) the restrictions and obligations set forth in Section 2(a)(ii), Section 2(b)(ii),
Section 3 and Section 4 shall immediately terminate and cease to be of any further force or effect.

SECTION 8.        INDEMNIFICATION.

         (a) Subject to Section 8(d) below, FairMarket hereby agrees to hold harmless and indemnify the Investor, the Investors' direct and indirect subsidiaries, affiliated entities and corporations, and each of their partners, officers, directors, employees, stockholders, agents, and representatives (collectively, referred to as the "Investor Indemnitees") against any and all damages, judgments, fines, amounts paid in settlements, reasonable expenses (including reasonable attorneys' fees), or any other amounts that an Investor Indemnitee incurs as a result of any claim or claims made against it in connection with any threatened, pending or completed action, suit, arbitration, investigation or other proceeding arising out of, or relating to the Investor's actions in connection with its complying with its obligations under Section 2 of this Agreement; provided, however, that no Investor Indemnitee shall be entitled to be held harmless or indemnified by FairMarket for acts, conduct or omissions as to which there has been a final adjudication that such Investor Indemnitee engaged in intentional misconduct, gross negligence or in knowing and culpable violation of the law.

         (b) Subject to Section 8(d) below, FairMarket shall, promptly following request therefor, pay for all reasonable expenses incurred by an Investor Indemnitee in connection with any threatened, pending or completed action, suit, arbitration, investigation or other proceeding arising out of, or relating to, the Investor's actions in connection with its complying with its obligations under Section 2 of this Agreement, provided, however, that FairMarket shall not pay for the expenses of any Investor Indemnitee in connection with acts, conduct or omissions as to which there has been a final adjudication that such Investor Indemnitee engaged in intentional misconduct, gross negligence or in knowing and culpable violation of the law.

         (c) FairMarket shall control the defense of any such action and, at its discretion, may enter into a stipulation of discontinuance or settlement thereof; provided that FairMarket may not


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discontinue any action or settle any claim in a manner that does not unconditionally release the Investor without the Investor's prior written approval. The Investor shall, at FairMarket's expense and reasonable request, cooperate with FairMarket in any such defense and shall make available to FairMarket at FairMarket's expense all those persons, documents (excluding attorney/client or attorney work product materials) reasonably required by FairMarket in the defense of any such action. The Investor may, at its expense, assist in such defense.

         (d) Notwithstanding anything to the contrary contained herein, the maximum liability of FairMarket pursuant to the terms and provisions of this
Section 8 shall not exceed an aggregate of $2,000,000.

SECTION 9.        ENTIRE AGREEMENT.

         This Agreement and the Purchase Agreement (and the agreements and documents referenced therein) contain the entire understanding of the parties with respect to the subject matter hereof and thereof and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

SECTION 10.       NOTICES.

         All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and sent by U.S. registered mail, return receipt requested:

         if to FairMarket:          FairMarket, Inc.
                                    500 Unicorn Park Drive
                                    Woburn, MA 01801
                                    Attention:   Chief Executive Officer or
                                                 President

         with a copy to:            Goodwin Procter LLP
                                    Exchange Place
                                    Boston, Massachusetts  02109
                                    Attention:  David F. Dietz, P.C.
                                                Robert P. Whalen, Jr., P.C.

         if to the Investor:        eBay Inc.
                                    2145 Hamilton Avenue
                                    San Jose, CA 95125
                                    Attention:  General Counsel

         with a copy to:            Cooley Godward  LLP
                                    Five Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, CA 94306
                                    Attention:  Vincent P. Pangrazio, Esq.


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SECTION 11.       LAW GOVERNING.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflict of laws provisions thereof.

SECTION 12.       COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 13.       NO PRESUMPTION AGAINST DRAFTSMAN.

         Each of the undersigned parties hereby acknowledges the undersigned parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.

SECTION 14.       ENFORCEABILITY.

         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such that is held invalid, void or unenforceable by a court of competent jurisdiction.

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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

                                    FAIRMARKET, INC.


                                    By: /s/ Nanda Krish
                                        ----------------------------------
                                    Name:  Nanda Krish
                                    Title: President and Chief Executive
                                           Officer


                                    eBay Inc.

                                    By: /s/ Michael Jacobson
                                        ----------------------------------
                                    Name:  Michael Jacobson
                                    Title: Senior Vice President of Legal
                                           Affairs and General Counsel